UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 8, 2006

                                   CACHE, INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          FLORIDA                     0 -10345                   59 -1588181
        ----------              ----------------------           -------------
        (STATE OR OTHER        (COMMISSION FILE NUMBER)          (IRS EMPLOYER
        JURISDICTION OF                                          IDENTIFICATION
        INCORPORATION)                                           NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                     ---------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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        ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On February 8, 2006, Cache, Inc. (the "Company") entered into new three-year employment agreements with Brian P. Woolf, our Chief Executive Officer, and Thomas E. Reinckens, our Chief Operating Officer. Under the agreements, Mr. Woolf's and Mr. Reinckens' annual salaries during 2006 are $725,000 and $530,000, respectively. Mr. Woolf and Mr. Reinckens are eligible to receive annual incremental increases of $75,000 and $40,000, respectively, in each of the next two years contingent on certain increases in the Company's profitability. Each of Mr. Woolf and Mr. Reinckens is also eligible to participate in the Company's bonus and stock option programs and is entitled to such performance-based bonuses as the Board of Directors of the Company may from time to time determine in its discretion.

        Pursuant to the terms of the employment agreements, if we terminate Mr. Woolf's or Mr. Reinckens' employment during the term and prior to a change in control of Cache except in certain limited circumstances, then until Mr. Woolf or Mr. Reinckens, respectively, accepts other employment we are required to continue to pay him the full balance of his compensation, mitigated by future employment. In the event that Mr. Woolf or Mr. Reinckens is terminated following a change in control of Cache, or he resigns during the period beginning 90 and ending 180 days after the effective date of the change in control, he is generally entitled to receive an amount equal to 24 months of his salary then in effect. The agreements contain covenants by Mr. Woolf and Mr. Reinckens, respectively, not to solicit employees of Cache for two years following termination of his employment, and covenants by each of Mr. Woolf and Mr. Reinckens not to compete with Cache for one year following termination of employment without compensation or during the period he is entitled to be paid as described above.

        ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 8, 2006, the Company issued a press release regarding its financial results for the thirteen and fifty-two week periods ended December 31, 2005. The Company's press release regarding its financial results is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

        The information in Item 2.02 of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

        ITEM 9.01     EXHIBITS

99.1 Press release regarding financial results for the thirteen and fifty-two week periods ended December 31, 2005.

                                   SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


        DATED: FEBRUARY 8, 2006             CACHE, INC.




                                            BY: /s/  Brian Woolf
                                            ---------------------------------
                                            BRIAN WOOLF
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER